SUPPLEMENT DATED SEPTEMBER 29, 2021 TO THE PROSPECTUS FOR

NEW YORK LIFE INDEXFLEX VARIABLE ANNUITY AND

NEW YORK LIFE INDEXFLEX VARIABLE ANNUITY-FP SERIES

DATED MAY 1, 2021

INVESTING IN NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - III

This supplement revises and, to the extent inconsistencies exist, replaces information contained in the prospectus (the “Prospectus”) for the variable annuity policies offered through the separate account listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined in this supplement have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note that, effective November 4, 2021, the New York Life Annuities Service Center will have a new mailing address for written service requests.

To reflect this change, as of November 4, 2021, the existing section of your prospectus entitled “Contacting NYLIAC—Where do I send written service requests?” will be deleted and replaced with the following:

Where do I send written service requests?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.

Where you send your request depends on which policy you purchased. Use the addresses below:

	New York Life IndexFlex Variable Annuity		New York Life IndexFlex Variable Annuity – FP Series

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Regular Mail	NYL Annuities – TPD Mail Code 7390 P.O. Box 7247 Philadelphia PA 19170-7390

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010	Express Mail	NYL Annuities – TPD 400 White Clay Center Drive Attn: LOCKBOX #7390 Newark, DE 19711

Death claims for the New York Life IndexFlex Variable Annuity should be submitted to either of the Dallas, TX addresses referenced below. Death claims for the New York Life IndexFlex

Variable Annuity – FP Series should be submitted to either of the above product-specific mailing addresses.

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Death Claim Express Mail Address	New York Life 4849 Greenville Avenue Suite 700 Dallas, TX 75206

Written service requests will be effective as of the Business Day they are received in Good Order at one of the applicable addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010